                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2899

                              CASH EQUIVALENT FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

SEMIANNUAL REPORT TO SHAREHOLDERS

Cash Equivalent
Fund

January 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

Portfolio Management Review

In the following interview, Portfolio Managers Geoffrey Gibbs and Joseph Benevento discuss the market environment and their team's approach to managing Cash Equivalent Fund portfolios during the six-month period ended January 31, 2004.

Q: Will you discuss the market environment for the portfolios during the most recent semiannual period?

A: Following the Federal Reserve Board's surprising decision to lower the federal funds rate by only 25 basis points - to 1% - back in June 2003, the US economy began to stabilize in the fall. The money market yield curve steepened and - following a long period of declining short-term interest rate levels - we were finally able to extend the portfolios' maturity slightly. The government reported approximately 8% GDP growth for the third quarter, which seemed to show that the economy was finally turning the corner. With this announcement, the focus for investors turned to whether a renewed economy would produce significant job growth. Unfortunately, there was no sign that new jobs were being created at a significant rate during the third quarter.

In the second half of 2003, the Federal Reserve Board met several times and held short-term rates steady at 1%, repeatedly stating its bias toward staving off deflation. GDP was reported at approximately 4% for the fourth quarter and productivity levels remained high, yet the level of job creation remained stubbornly low. During the fourth quarter, the high level of volatility in the money market yield curve made for a difficult investing environment, as the one-year LIBOR rate traded in an uncharacteristically wide range of 1.40% to 1.65%. (To give an indication of the level of volatility in the market over the period, the one-year LIBOR ranged from 1.24% to 1.63% from July 2003 through January 2004; a more typical range during any given six-month period is 10 to 15 basis points.)

1 LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

In December, the Federal Reserve Board, satisfied by the evidence of a rebound in the economy, removed its anti-deflation bias and maintained its focus on the need for job creation. At the time, the market was "pricing in" a federal funds rate hike of 25 basis points in August 2004. But moving into January, with no sign of a pickup in job growth, the Federal Reserve Board held off on declaring a bias toward tightening credit, and the market's forecast for a possible short-term interest rate increase was pushed back to October 2004 and beyond. The fact that this is a presidential election year adds some uncertainty for Federal Reserve Board-watchers, as the Federal Reserve Board likely wants to avoid having its decisions on short-term rates cast in a political light.

Q: How did the portfolios in the series perform over the most recent semiannual period?

A: We were able to produce competitive yields in Cash Equivalent Fund - Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio for the period. Given the volatility of the money market yield curve, through the third and fourth quarters we were able to pick up some additional yield for the portfolios as short-term rates rose. But in January, the curve began to flatten, and yields retreated. As securities within the portfolios mature, the portfolios are investing at lower interest rate levels.

Portfolio Performance
As of January 31, 2004

7-Day Current Yield
Money Market Portfolio	.29%
Government Securities Portfolio	.16%
Tax-Exempt Portfolio	.29%
(Equivalent Taxable Yield)*	.45%

Past performance is no guarantee of future results. Yields fluctuate with changing market conditions and are not guaranteed. Please visit scudder.com for the product's most recent month-end performance.

Q: What detracted from performance during the period?

A: In December, we kept additional cash in the portfolios on hand - as we do each year - to meet any tax-related redemptions as well as investors' year-end liquidity needs. Keeping a larger percentage of assets in overnight liquidity detracted somewhat from the portfolios' yield and total return.

Q: In light of market conditions during the six-month period, what has been the strategy for the Cash Equivalent Fund - Money Market Portfolio and Government Securities Portfolio?

A: During the period, we pursued a "barbell" strategy. That is, we purchased for the portfolios longer-duration instruments with maturities of nine months to one year, as well as short-term securities with maturities of three months or less; we kept the shorter-term securities in the portfolios mainly to meet liquidity needs. In addition, we de-emphasized callable agency securities in the Money Market Portfolio, as they became a less useful cash management tool as yield spreads compressed. Over the six-month period, we maintained an average maturity of approximately 56 days within the Money Market Portfolio and 38 days in the Government Securities Portfolio (which required a large amount of year-end liquidity).

Toward the close of 2003, we increased the portfolios' allocation in floating-rate securities. The purpose of this strategy is to position the portfolios to benefit if the economy begins to create more jobs and the Federal Reserve Board decides to switch to a tightening bias earlier than expected. The interest rate of floating-rate securities adjusts periodically, based on the position of the yield curve. There are floating-rate securities that adjust daily, monthly and quarterly, based off of indices such as LIBOR and the federal funds rate.

Q: What has been the strategy for Cash Equivalent Fund - Tax-Exempt Portfolio?

A: During the period, the supply of short-term municipal paper increased sharply due to sluggish economic growth at the start of the period and a slowdown in individual state and local government tax collection. Increased supply in the overall market was met with a surge in demand, as many investors took a defensive stance within their portfolios.

Over the reporting period, the Tax-Exempt Portfolio targeted a neutral average maturity as compared with similar funds. Currently the portfolio is positioned with an average maturity of approximately 45 days, with 65% of assets in floating-rate securities and 35% in fixed-rate instruments. During the period, we continued to focus on the highest-quality investments while seeking competitive yields across the municipal money market investment spectrum. In particular, we emphasized essential-services revenue issues and what is known as enhanced paper, i.e., securities guaranteed by a third party such as a bank or insurance company.

Q: Do you anticipate any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality in Cash Equivalent Fund - Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the portfolios and to seek competitive yields for our shareholders.

Notes

Current annualized yield is the 7-day annualized net investment income per share as of the indicated date.

* The equivalent taxable yield allows you to compare the portfolio's performance with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.

The views expressed in this report reflect those of the portfolio manager only through the end of the period stated above. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. For more complete details about the funds' holdings, see pages 5 through 13. A quarterly Portfolio Holdings report is available upon request.

Portfolio of Investments as of January 31, 2004 (Unaudited)

Money Market Portfolio	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 22.5%
Canadian Imperial Bank of Commerce, 1.25%, 4/5/2004	25,000,000	24,995,137
Credit Lyonnais SA, 1.11%, 2/11/2004	30,000,000	30,000,000
Dresdner Bank AG, 1.13%, 5/5/2004	20,000,000	20,000,000
HBOS Treasury Services PLC, 1.15%, 4/27/2004	15,000,000	15,000,000
KBC Bank NV, 1.17%, 10/27/2004	5,000,000	5,000,000
National Australia Bank, 1.45%, 10/21/2004	20,000,000	20,000,000
Societe Generale, 1.06%, 10/1/2004	10,000,000	9,997,988
Suntrust Bank, 1.06%, 2/3/2004	25,000,000	24,998,751
Unicredito Italiano SpA, 1.06%, 4/14/2004	10,000,000	10,000,201
Total Certificates of Deposit and Bank Notes (Cost $159,992,077)		159,992,077

Commercial Paper 39.9%
Beta Finance, Inc., 1.136%**, 3/15/2004	15,000,000	14,979,754
CC (USA), Inc., 1.37%, 8/11/2004	6,000,000	6,003,014
CIT Group Holdings, Inc., 1.134%**, 4/12/2004	16,000,000	15,964,342
CIT Group Holdings, Inc., 1.176%**, 6/21/2004	10,000,000	9,954,175
Dorada Finance, Inc., 1.125%, 3/3/2004	25,000,000	25,000,000
Goldman Sachs Group, Inc., 1.24%, 7/8/2004	20,000,000	20,000,000
Greyhawk Funding LLC, 1.102%**, 2/5/2004	10,000,000	9,998,778
Greyhawk Funding LLC, 1.092%**, 2/13/2004	22,000,000	21,992,007
Irish Life & Permanent PLC, 1.147%**, 7/14/2004	10,000,000	9,948,067
Lake Constance Funding LLC, 1.041%**, 2/20/2004	24,000,000	23,986,827
Liberty Street Funding Co., 1.113%**, 2/23/2004	10,000,000	9,993,217
Perry Global Funding LLC, 1.125%**, 3/12/2004	8,969,000	8,957,839
Private Export Funding Corp., 1.053%**, 3/10/2004	10,000,000	9,988,917
Private Export Funding Corp., 1.086%**, 3/25/2004	5,000,000	4,992,050
Private Export Funding Corp., 1.117%**, 6/24/2004	10,000,000	9,955,600
RIO Tinto Finance Ltd., 1.126%**, 3/11/2004	15,000,000	14,981,800
RWE AG, 1.123%**, 2/17/2004	10,000,000	9,995,022
Scaldis Capital LLC, 1.031%**, 2/17/2004	10,000,000	9,995,422
Scaldis Capital LLC, 1.103%**, 3/10/2004	12,450,000	12,435,544
Sheffield Receivables Co., 1.031%**, 2/11/2004	10,000,000	9,997,139
Spintab AB, 1.152%**, 2/6/2004	25,000,000	24,996,024
Total Commercial Paper (Cost $284,115,538)		284,115,538

Floating Rate Notes* 21.5%
American Honda Finance Corp., 1.3%, 10/4/2004	5,000,000	5,006,566
American Honda Finance Corp., 1.29%, 10/7/2004	5,000,000	5,006,510
American Honda Finance Corp., 1.29%, 2/11/2005	10,000,000	10,017,102
American Honda Finance Corp., 1.29%, 2/11/2005	5,000,000	5,008,551
Associates Corp. of North America, 1.27%, 6/15/2004	10,000,000	10,000,000
Bank of Scotland Treasury Services PLC, 1.23%, 5/28/2004	5,000,000	5,001,934
Bayerische Landesbank NY, 1.06%, 8/25/2004	10,000,000	9,999,998
Beta Finance, Inc., 1.115%, 2/6/2004	7,500,000	7,499,995
Blue Heron Funding Ltd., 1.13%, 5/19/2004	5,000,000	5,000,000
Freddie Mac Discount Note, 1.11%, 10/7/2005	20,000,000	20,000,000
GE Capital International Funding, Inc., 1.22%, 4/22/2004	2,525,000	2,525,827
GE Capital International Funding, Inc., 1.32%, 9/15/2004	10,000,000	10,011,897
Goldman Sachs Group, Inc., 1.21%, 4/6/2004	5,000,000	5,000,000
Granite Mortgages PLC, 1.05%, 12/20/2004	5,000,000	5,000,000
IBM Corp., 1.296%, 9/10/2004	12,630,000	12,643,235
Merrill Lynch & Co., Inc., 1.1%, 2/4/2005	10,000,000	10,000,000
Morgan Stanley Dean Witter & Co., 1.13%, 7/23/2004	5,000,000	5,000,000
Sheffield Receivables Co., 1.06%, 2/25/2004	20,000,000	20,000,000
Total Floating Rate Notes (Cost $152,721,615)		152,721,615

US Government Sponsored Agencies 5.6%
Federal National Mortgage Association, 3.0%, 6/15/2004	10,000,000	10,065,124
Federal National Mortgage Association, 1.08%, 7/23/2004	30,000,000	29,984,970
Total US Government Sponsored Agencies (Cost $40,050,094)		40,050,094

Repurchase Agreements 10.5%
Bear Stearns & Co., Inc., 1.04%, dated 12/31/2003, to be repurchased at $10,009,533 on 2/2/2004 (b)	10,000,000	10,000,000
Goldman Sachs & Co., 1.04%, dated 1/30/2004, to be repurchased at $62,005,373 on 2/2/2004 (c)	62,000,000	62,000,000
State Street Bank and Trust Co., 0.94%, dated 1/30/2004 to be repurchased at $2,674,209 on 2/2/2004 (d)	2,674,000	2,674,000
Total Repurchase Agreements (Cost $74,674,000)		74,674,000
Total Investment Portfolio - 100.0% (Cost $711,553,324) (a)		711,553,324

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31,2004.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $711,553,324.
(b) Collateralized by $10,306,000 of FNMA securities, 0.0%-5.5%, maturing on various dates from 12/15/2031 until 1/25/2033, with a value of $10,200,755.
(c) Collateralized by $61,761,690 of FHMLC securities, 4.5%-7.5%, maturing on various dates from 1/1/2008 until 8/1/2033, with a value of $63,240,001.
(d) Collateralized by $2,565,000 FNMA 5.25% maturing on 1/15/2006 with a value of $2,728,519.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments as of January 31, 2004 (Unaudited)

Government Securities Portfolio	Principal Amount ($)	Value ($)

Agencies Not Backed by the Full Faith and Credit of the US Government 57.4%
US Government Sponsored Agencies
Federal Farm Credit Bank, 1.02%*, 8/15/2005	8,000,000	7,997,544
Federal Home Loan Bank, 0.982%*, 6/9/2004	2,000,000	1,999,678
Federal Home Loan Bank, 0.99%*, 9/27/2004	50,000,000	49,990,167
Federal Home Loan Bank, 1.02%*, 10/7/2004	20,000,000	19,994,880
Federal Home Loan Bank, 1.1%*, 3/18/2005	10,000,000	9,997,724
Federal Home Loan Bank, 1.25%, 4/15/2004	7,000,000	6,998,492
Federal Home Loan Bank, 3.75%, 2/13/2004	10,000,000	10,009,086
Federal Home Loan Bank, 4.75%, 6/28/2004	10,000,000	10,146,286
Federal Home Loan Mortgage Corp., 1.101%*, 8/11/2004	5,000,000	5,000,000
Federal Home Loan Mortgage Corp., 1.11%*, 10/7/2005	10,000,000	10,000,000
Federal Home Loan Mortgage Corp., 3.75%, 4/15/2004	15,000,000	15,082,387
Federal National Mortgage Association, 1.023%*, 3/11/2004	10,000,000	9,999,606
Federal National Mortgage Association, 1.08%, 7/23/2004	25,000,000	24,987,475
Federal National Mortgage Association, 1.081%*, 2/11/2005	7,000,000	6,997,472
Federal National Mortgage Association, 1.11%**, 3/10/2004	10,000,000	9,988,283
Federal National Mortgage Association, 1.125%**, 3/3/2004	23,000,000	22,977,650
Federal National Mortgage Association, 5.625%, 5/14/2004	6,000,000	6,075,729
Student Loan Marketing Association, 0.987%*, 2/19/2004	5,000,000	5,000,000
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $233,242,459)		233,242,459

Agencies Backed by the Full Faith and Credit of the US Government 5.3%
Hainan Airlines, Series 2000-2, 1.07%*, 12/21/2004	4,106,794	4,106,794
Hainan Airlines, Series 2001-1, 1.17%*, 12/15/2007	4,358,170	4,358,170
Hainan Airlines, Series 2001-2, 1.17%*, 12/15/2007	4,358,170	4,358,170
Hainan Airlines, Series 2001-3, 1.17%*, 12/15/2007	8,716,340	8,716,340
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $21,539,474)		21,539,474

Repurchase Agreements 37.3%
Citigroup Global Markets., 1.03%, dated 1/30/2004, to be repurchased at $75,006,437 on 2/2/2004, 1.03%, 2/2/2004 (b)	75,000,000	75,000,000
Goldman Sachs & Co., 1.04%, dated 1/30/2004, to be repurchased at $75,006,500 on 2/2/2004, 1.04%, 2/2/2004 (c)	75,000,000	75,000,000
State Street Bank and Trust Co., 0.94%, dated 1/30/2004, to be repurchased at $1,785,140 on 2/2/2004, 0.94%, 2/2/2004 (d)	1,785,000	1,785,000
Total Repurchase Agreements (Cost $151,785,000)		151,785,000
Total Investment Portfolio - 100.0% (Cost $406,566,933)		406,566,933

* Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2004.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $406,566,933.
(b) Collateralized by $74,185,000 of FNMA securities, 5.4%-6.6% maturing on various dates from 9/15/2009 until 11/26/2013, with a value of $76,500,773.
(c) Collateralized by $75,000,000 of FNMA securities, 4.0%-8.5% maturing on various dates from 7/1/2008 until 2/1/2033, with a value of $78,000,000.
(d) Collateralized by $1,830,000 Federal Home Loan Bank 0% maturing on 4/30/2004 with a value of 1,825,425.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments as of January 31, 2004 (Unaudited)

Tax-Exempt Portfolio	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
California 6.1%
California, Community Finance Authority, Tax & Revenue Anticipation Notes, Series A, 2.0%, 6/30/2004	4,500,000	4,517,677
California, State, 1.03%, 2/6/2004	1,000,000	1,000,000
California, State GO, Revenue Anticipation Notes, Series A-3, 2.0%, 6/23/2004 (c)	2,700,000	2,709,774
California, Statewide Community Development Authority Revenue, Tax and Revenue Anticipation Notes, Series A-3, 2.0%, 6/30/2004	2,300,000	2,309,789
Los Angeles, CA, Regional Airports Improvement Corp., Los Angeles International Airport, AMT, 1.03%*, 12/1/2025 (c)	390,000	390,000
Los Angeles, CA, State (REV) Lease, Regional Airports Improvement Corp., Los Angeles International Airport, 0.98%*, 12/1/2025 (c)	700,000	700,000
		11,627,240
Colorado 1.1%
Colorado, State General Funding Tax and Revenue Anticipation Notes, 1.75%, 6/25/2004	2,000,000	2,006,829
District of Columbia 1.4%
District of Columbia, General Obligation, Series D, 0.97%*, 6/1/2029 (b)	1,450,000	1,450,000
District of Columbia, Multimodal-Medlantic, Series A, 0.96%*, 6/1/2015 (b)	1,200,000	1,200,000
		2,650,000
Florida 9.0%
Capital Trust Agency, Revenue, Seminole Tribe Resort, Series B, 0.97%*, 10/1/2033 (c)	1,700,000	1,700,000
Dade County, FL, Industrial Devilment Authority, Industrial Development Revenue, Dolphins Stadium Project, Series D, 0.95%*, 1/1/2016 (c)	330,000	330,000
Dade County, FL, School Board Certificates of Anticipation, Series A, Prerefunded, 5.75%, 5/1/2004 (b)	1,000,000	1,021,848
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health, Series A, 0.95%*, 11/15/2032 (c)	3,650,000	3,650,000
Indian River County, FL, Hospital & Healthcare Revenue, Hospital District, 1.04%*, 10/1/2015 (c)	800,000	800,000
Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 0.99%*, 8/15/2033 (c)	400,000	400,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Project, 1.0%*, 11/1/2028 (c)	1,925,000	1,925,000
Orange County, FL, Housing Finance Authority, Multi-Family Revenue, Falcon Trace Apartments Project, Series D, AMT, 0.97%*, 10/1/2032 (b)	1,210,000	1,210,000
Orlando, FL, 0.98%, 6/7/2004	2,000,000	2,000,000
Pasco County, FL, School Board Certificates of Participation, 0.95%*, 8/1/2026 (b)	4,000,000	4,000,000
		17,036,848
Georgia 7.5%
Athens-Clarke County, University Development Authority Revenue, University of Georgia Athletic Association Project, 1.0%*, 8/1/2033 (c)	1,300,000	1,300,000
Cobb County, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp. Project, Series C, 0.96%*, 7/1/2022 (c)	5,400,000	5,400,000
La Grange, GA, Development Authority Revenue, LaGrange College Project, 1.0%*, 6/1/2031 (c)	6,000,000	6,000,000
Laurens County, Solid Waste Disposal Revenue, Southeast Paper Manufacturing Co. Project, AMT, 1.06%*, 9/1/2017 (c)	1,500,000	1,500,000
		14,200,000
Hawaii 2.1%
Hawaii, Department of Budget and Finance, Kahala Nui Project, Series D, 0.95%*, 11/15/2033 (c)	4,000,000	4,000,000
Illinois 9.8%
Chicago, IL, Revenue Bonds, Homestart Program, Series A, 1.04%*, 6/1/2005 (c)	1,505,000	1,505,000
Chicago, IL, General Obligation, Series B, 0.95%*, 1/1/2037 (b)	3,500,000	3,500,000
Chicago, IL, Sales Tax Revenue, 0.97%*, 1/1/2034 (b)	5,250,000	5,250,000
Du Page County, IL, Revenue Anticipation Notes, Benedictine University Building Project, 0.95%*, 7/1/2024 (c)	3,400,000	3,400,000
Illinois, Development Finance Authority Revenue, Chicago Symphony Orchestra, 0.95%*, 12/1/2028 (c)	2,300,000	2,300,000
Will & Kendall Counties, Community School District No. 202, 1.02%*, 1/1/2023 (b)	2,600,000	2,600,000
		18,555,000
Indiana 3.5%
Indiana, Development Finance Authority Revenue, Enterprise Center II Project, AMT, 1.02%*, 6/1/2022 (c)	2,000,000	2,000,000
Portage, IN, Economic Development Revenue, Breckenridge Apartment Project, AMT, 1.03%*, 5/1/2025 (c)	4,650,000	4,650,000
		6,650,000
Kentucky 5.3%
Boone County, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 1.1%*, 8/1/2013 (c)	4,100,000	4,100,000
Kentucky, Economic Development Finance Authority, Health Facilities Revenue, KY Easter Seal Society Project, 1.1%*, 11/1/2030 (c)	3,455,000	3,455,000
Pendleton County, Multi-County Lease Revenue, Kentucky Associate County Leasing Program, 1.04%*, 5/14/2004 (c)	2,500,000	2,500,000
		10,055,000
Maine 0.8%
Maine, State GO, Tax Anticipation Notes, 1.75%, 6/30/2004	1,500,000	1,505,788
Michigan 9.4%
ABN AMRO Munitops Certificates Trust, Series 2003-3, 0.99%*, 1/1/2011 (b)	540,000	540,000
Battle Creek, Downtown Development Authority, Prerefunded, 7.65%, 5/1/2004	500,000	518,251
Kentwood, Michigan, Public Schools, Series A, 1.02%*, 5/1/2020 (b)	3,195,000	3,195,000
Michigan, Hospital & Healthcare Revenue, Unversed of Michigan, Series A, 0.93%*, 12/1/2027	100,000	100,000
Michigan, Hospital Finance Authority Revenue, Hospital Equipment Loan Program, Series A, 0.98%*, 12/1/2023 (c)	100,000	100,000
Michigan, Housing Development Authority, Multi-Family Revenue, River Place Apartments, AMT, 1.01%*, 6/1/2018 (c)	105,000	105,000
Michigan, Municipal Bond Authority Revenue, Series B-2, 2.0%, 8/23/2004 (c)	3,505,000	3,523,057
Michigan, University of Michigan Hospitals Revenue, Series A, 1.0%*, 12/1/2019	150,000	150,000
Pinckney County, 2.0%, 5/1/2004	1,600,000	1,604,377
Sterling Heights, MI, Economic Development Corp. Limited Obligation Revenue, Kunath Enterprises LLC Project, AMT, 1.17%*, 2/1/2016 (c)	2,040,000	2,040,000
Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 1.15%*, 10/1/2015	3,650,000	3,650,000
Strategic Fund, Limited Obligation Revenue, Lake Shore, Inc., AMT, 1.17%*, 11/1/2019 (c)	2,330,000	2,330,000
		17,855,685
Nevada 2.8%
City of Phoenix, 1.06%, 3/11/2004	4,000,000	4,000,000
Las Vegas Valley, Water District, Series B-10, 1.03%*, 6/1/2024 (b)	700,000	700,000
Nevada, Department of Business and Industrial Development Revenue, Diamond Plastics Corp. Project, AMT, 1.1%*, 1/1/2005 (c)	600,000	600,000
		5,300,000
New Jersey 1.6%
New Jersey, Building Authority, State Building Revenue, Series 1612, 0.95%*, 6/15/2010 (b)	1,100,000	1,100,000
New Jersey, Tax and Revenue Anticipation Notes, Series B, 2.0%, 6/25/2004	2,000,000	2,008,625
		3,108,625
New York 8.1%
City of Rochester:
0.97%, 5/13/2004	2,000,000	2,000,000
1.08%, 3/1/2004	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority, Bond Anticipation Notes, Series 2, 2.0%, 2/19/2004	2,500,000	2,501,097
New York, NY, General Obligations, Series A-5, 1.0%*, 8/1/2031 (c)	2,030,000	2,030,000
New York, NY, State GO, Series A-3, 0.93%*, 8/1/2031 (c)	1,060,000	1,060,000
South Huntington, NY, School District, Tax Anticipation Notes, 1.5%, 6/30/2004	2,750,000	2,755,854
		15,346,951
Ohio 0.9%
Ohio, Higher Educational Facilities Community Revenue, Pooled Program, Series A, 1.05%*, 9/1/2020 (c)	1,740,000	1,740,000
Oklahoma 1.0%
Payne County, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 0.98%*, 7/1/2032 (b)	1,995,000	1,995,000
Oregon 1.0%
Oregon, Economic Development Revenue, KRC Western, Inc. Project, Series 178, AMT, 1.06%*, 1/1/2017 (c)	2,000,000	2,000,000
Pennsylvania 5.7%
Dauphin County, OA, General Authority, Education & Health Loan Program,, 1.0%*, 11/1/2017 (b)	2,160,000	2,160,000
Lehigh County, Industrial Development Authority, Pollution Control Revenue, Allegheny Electric Corp., 1.1%*, 10/1/2014 (c)	1,060,000	1,060,000
Montgomery County, 1.03%, 3/10/2004	1,000,000	1,000,000
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Reliant Energy Seward Project, Series A, AMT, 1.0%*, 12/1/2036 (c)	3,500,000	3,500,000
Pennsylvania, School Building Authority Revenue, Parkland School District, Series D, 1.0%*, 3/1/2019 (b)	3,145,000	3,145,000
		10,865,000
Puerto Rico 0.3%
Puerto Rico, State GO, Series 813-D, 1.0%*, 7/1/2020 (b)	500,000	500,000
South Carolina 2.9%
South Carolina, Ecologic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 0.98%*, 11/1/2032 (c)	2,000,000	2,000,000
South Carolina, Public Service Authority, 1.0%, 6/8/2004	3,500,000	3,500,000
		5,500,000
Tennessee 0.9%
Kingsport, TN, General Obligation, 4.0%, 3/1/2004 (b)	550,000	551,344
Shelby County, TN, State GO, Tax Anticipation Notes, 2.0%, 6/30/2004	1,200,000	1,205,110
		1,756,454
Texas 12.0%
Bexar County, Health Facilities Development Corp. Revenue, Air Force Village Foundation, 0.95%*, 8/15/2030 (c)	2,200,000	2,200,000
Brazos River, TX, Pollution Control Revenue, Series D-1, AMT, 1.06%*, 5/1/2033 (c)	2,500,000	2,500,000
City of Houston, Texas, 0.95%, 3/5/2004	2,000,000	2,000,000
Houston, TX, Tax & Revenue Anticipation Notes, 1.5%, 6/30/2004	2,500,000	2,505,525
Houston, TX, Water & Sewer Systems:
Series A, 0.98%, 5/25/2004	2,000,000	2,000,000
Series A, 1.0%, 4/8/2004	4,000,000	4,000,000
Irving, TX, Independent School District, 2.0%, 2/15/2004	270,000	270,098
Texas, State GO, Tax & Revenue Anticipation Notes, 2.0%, 8/31/2004	5,500,000	5,527,857
Waco, TX, Industrial Development Corp. Economic Development Revenue, Patriots Home of Texas Project, AMT, 1.17%*, 6/1/2014 (c)	1,900,000	1,900,000
		22,903,480
Utah 1.8%
Heber City, UT, Industrial Development Revenue, Industrial Parkway Properties LLC Project, AMT, 1.17%*, 7/1/2033 (c)	3,490,000	3,490,000
Vermont 2.2%
Vermont, Student Assistance Corp., Student Loan Revenue, 1.15%*, 1/1/2008 (c)	4,200,000	4,200,000
Washington 2.1%
Tacoma, WA, 0.97%, 3/16/2004	4,000,000	4,000,000
West Virginia 0.7%
Preston County, WV, Industrial Development Revenue, Allegheny Wood Project, Inc., AMT, 1.17%*, 12/1/2007 (c)	1,410,000	1,410,000
Total Investment Portfolio - 100.0% (Cost $190,257,900) (a)		190,257,900

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of January 31, 2004.
(a) The cost for federal income tax purposes was $190,257,900.
(b) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
FGIC	Financial Guaranty Insurance Company	8.4
AMBAC	AMBAC Assurance Corp.	4.3
MBIA	Municipal Bond Investors Assurance	3.4
FSA	Financial Security Assurance	1.2
FNMA	Federal National Mortgage Association	0.6

(c) Security incorporates a letter of credit or line of credit from a major bank.
AMT: Subject to alternative minimum tax

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets as of January 31, 2004 (Unaudited)
Assets	Money Market Portfolio	Government Securities Portfolio	Tax-Exempt Portfolio
Investments in securities, at amortized cost: Short-term securities	$ 636,879,324	$ 254,781,933	$ 190,257,900
Repurchase agreements	74,674,000	151,785,000	-
Total investments in securities, at amortized cost	711,553,324	406,566,933	190,257,900
Cash	155	350	-
Receivable for investments sold	-	-	355,528
Interest receivable	1,009,319	662,827	513,943
Receivable for Portfolio shares sold	-	583,443	18,934
Other assets	28,584	17,834	4,643
Total assets	712,591,382	407,831,387	191,150,948
Liabilities
Due to custodian bank	-	-	292,660
Payable for Fund shares redeemed	390,888	-	-
Dividends payable	11,419	3,463	4,701
Accrued management fee	129,901	75,258	34,057
Other accrued expenses and payables	885,556	543,726	137,963
Total liabilities	1,417,764	622,447	469,381
Net assets, at value	$ 711,173,618	$ 407,208,940	$ 190,681,567
Net Asset Value
Net assets consist of: Undistributed (accumulated distributions in excess of) net investment income	65,271	534	86,574
Accumulated net realized gain (loss)	(64,657)	(254)	(28,783)
Paid-in capital	711,173,004	407,208,660	190,623,776
Net assets, at value	$ 711,173,618	$ 407,208,940	$ 190,681,567
Shares outstanding	711,170,461	407,204,975	190,678,231
Net Asset Value, offering and redemption price per share (Net asset value / outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00	$ 1.00	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income	Money Market Portfolio	Government Securities Portfolio	Tax-Exempt Portfolio
Income: Interest	$ 4,233,172	$ 2,256,925	$ 982,961
Expenses: Management fee	779,046	428,717	211,165
Services to shareholders	739,121	464,600	70,288
Custodian fees	27,889	26,004	8,408
Distribution service fees	1,443,533	794,390	316,747
Auditing	18,301	18,400	14,983
Legal	13,988	10,704	3,798
Trustees' fees and expenses	24,810	17,974	13,097
Reports to shareholders	121,349	119,600	22,435
Registration fees	21,255	9,194	23,359
Other	20,217	38,210	8,478
Total expenses, before expense reductions	3,209,509	1,927,793	692,758
Expense reductions	(209)	(60)	(14)
Total expenses, after expense reductions	3,209,300	1,927,733	692,744
Net investment income	1,023,872	329,192	290,217
Net realized gain (loss) on investment transactions	1,178	268	-
Net increase (decrease) in net assets resulting from operations	$ 1,025,050	$ 329,460	$ 290,217

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Money Market Portfolio		Government Securities Portfolio		Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
				Operations: Net investment income	$ 1,023,872	$ 5,124,073	$ 329,192	$ 2,827,516	$ 290,217	$ 1,365,983
Net realized gain (loss) on investment transactions	1,178	6,110	268	(522)	-	5,731
Net increase (decrease) in net assets resulting from operations	1,025,050	5,130,183	329,460	2,826,994	290,217	1,371,714
Distributions to shareholders from: Net investment income	(1,100,747)	(5,813,307)	(327,669)	(2,973,612)	(309,727)	(1,432,639)
Fund share transactions: Proceeds from shares sold	1,351,433,156	2,547,473,428	697,723,445	1,790,605,067	289,658,800	749,556,465
Reinvestment of distributions	1,095,252	5,829,058	325,369	2,980,883	306,477	1,418,817
Cost of shares redeemed	(1,449,321,046)	(2,482,204,454)	(726,712,094)	(1,819,939,600)	(298,632,993)	(786,328,683)
Net increase (decrease) in net assets from Portfolio share transactions	(96,792,638)	71,098,032	(28,663,280)	(26,353,650)	(8,667,716)	(35,353,401)
Increase (decrease) in net assets	(96,868,335)	70,414,908	(28,661,489)	(26,500,268)	(8,687,226)	(35,414,326)
Net assets at beginning of period	808,041,953	737,627,045	435,870,429	462,370,697	199,368,793	234,783,119
Net assets at end of period	$ 711,173,618	$ 808,041,953	$ 407,208,940	$ 435,870,429	$ 190,681,567	$ 199,368,793
Undistributed (accumulated distributions in excess of) net investment income	$ 65,271	$ 142,146	$ 534	$ (989)	$ 86,574	$ 106,084
Other Information
Shares outstanding at beginning of period	807,963,101	736,865,069	435,871,085	462,224,735	199,345,930	234,699,331
Shares sold	1,351,433,153	2,547,473,428	697,720,615	1,790,605,067	289,658,800	749,556,465
Shares issued to shareholders in reinvestment of distributions	1,095,252	5,829,058	325,369	2,980,883	306,477	1,418,817
Shares redeemed	(1,449,321,045)	(2,482,204,454)	(726,712,094)	(1,819,939,600)	(298,632,976)	(786,328,683)
Net increase (decrease) in Fund Shares	(96,792,640)	71,098,032	(28,666,110)	(26,353,650)	(8,667,699)	(35,353,401)
Shares outstanding at end of period	711,170,461	807,963,101	407,204,975	435,871,085	190,678,231	199,345,930

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio

Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.001	.008	.02	.05	.05	.04
Less distributions from net investment income	(.001)	(.008)	(.02)	(.05)	(.05)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.15**	.82	1.65	5.21	5.31	4.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	711	808	738	914	760	1,038
Ratio of expenses before expense reductions (%)	.84*	.83	.72	.78[b]	.83	.89
Ratio of expenses after expense reductions (%)	.84*	.83	.72	.77[b]	.83	.89
Ratio of net investment income (%)	.27*	.72	1.76	5.05	5.13	4.34

Government Securities Portfolio

Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.001	.006	.02	.05	.05	.04
Less distributions from net investment income	(.001)	(.006)	(.02)	(.05)	(.05)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.08**	.65	1.49	4.93	5.16	4.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	407	436	462	498	445	455
Ratio of expenses before expense reductions (%)	.92*	.85	.85	.91[c]	.84	.85
Ratio of expenses after expense reductions (%)	.92*	.85	.85	.90[c]	.84	.85
Ratio of net investment income (%)	.16*	.62	1.53	4.79	5.03	4.29

a For the six months ended January 31, 2004 (Unaudited).
b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .76% and .76%, respectively.
c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .89%, respectively.
* Annualized
** Not annualized

Tax-Exempt Portfolio

Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.002	.006	.01	.03	.03	.03
Less distributions from net investment income	(.002)	(.006)	(.01)	(.03)	(.03)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.16**	.65	1.16	3.19	3.25	2.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	191	199	235	287	271	382
Ratio of expenses (%)	.72*	.69	.62	.64[b]	.67	.62
Ratio of net investment income (%)	.30*	.62	1.19	3.13	3.17	2.65

a For the six months ended January 31, 2004 (Unaudited).
b The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .64%.
* Annualized.
** Not Annualized.

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Cash Equivalent Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers three series of shares (Portfolios): the Money Market Portfolio invests primarily in short-term, high-quality obligations of major banks and corporations; the Government Securities Portfolio invests primarily in obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements thereon; and the Tax-Exempt Portfolio invests in short-term, high-quality municipal securities.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, each Portfolio paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003, the Portfolios had a net tax basis capital loss carryforward as follows, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the respective expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration
Money Market Portfolio	(2,000)	7/31/2009
	(64,000)	7/31/2010
Government Securities Portfolio	(500)	7/31/2011
Tax-Exempt Portfolio	(29,000)	7/31/2005

Distribution of Income. Net investment income of each Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

The tax character of current distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Fund arising in connection with a specific Portfolio are allocated to that Portfolio. Other Fund expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM or the Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable for the Money Market and Government Securities Portfolios under the Management Agreement is equal to an annual rate of 0.22% of the first $500,000,000 of combined average daily net assets of those portfolios, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000. The management fee payable for the Tax-Exempt Portfolio under the Management Agreement is equal to an annual rate of 0.22% of the first $500,000,000 of average daily net assets of such portfolio, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000. Accordingly, for the six months ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of the Portfolios' average daily net assets as follows:

Portfolio	Effective Rate (%)
Money Market Portfolio	.21
Government Securities Portfolio	.21
Tax-Exempt Portfolio	.22

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended January 31, 2004, SISC received shareholder services fees as follows:

Portfolio	Total Aggregated	Unpaid at January 31, 2004
Money Market Portfolio	$ 503,592	$ 418,214
Government Securities Portfolio	464,600	321,033
Tax-Exempt Portfolio	28,340	23,415

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Fund.

Distribution Service Agreement. The Fund also has an administration, shareholder services and distribution agreement with Scudder Distributors, Inc. ("SDI"). For its services as primary distributor, the Fund pays SDI an annual fee of 0.38% of average daily net assets for the Money Market and Government Securities Portfolios and 0.33% of average daily net assets for the Tax-Exempt Portfolio pursuant to separate Rule 12b-1 plans for these portfolios. The amount charged to the Fund by SDI, for the six months ended January 31, 2004 was as follows:

Portfolio	Total Aggregated	Unpaid at January 31, 2004
Money Market Portfolio	$ 1,443,533	$ 222,477
Government Securities Portfolio	794,390	135,319
Tax-Exempt Portfolio	316,747	55,362

SDI has related service agreements with various firms to provide cash management and other services for Fund shareholders.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

2. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2004, the Fund's custodian fees were reduced as follows:

Portfolio	Custodian Credits
Money Market Portfolio	$ 209
Government Securities Portfolio	60
Tax-Exempt Portfolio	14

3. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Notes

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Government Securities Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Government Securities Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Money Market Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Money Market Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Tax-Exempt Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Tax-Exempt Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    ---------------------------